Shareholders’ Equity	6 Months Ended
Jun. 30, 2024
Shareholders’ Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 3 - SHAREHOLDERS’ EQUITY

On January 12, 2024, we entered into an equity distribution agreement with Maxim Group LLC, as sales agent (the “Sales Agent”), pursuant to which we may offer and sell Ordinary Shares having an aggregate offering price of up to $9,700 thousand from time to time through the Sales Agent (the “ATM Facility”). The Sales Agent receives commission equal to 2.5% of the gross sales price per Ordinary Share sold pursuant to the terms of the agreement and received customary indemnification and contribution rights. We also agreed to reimburse the Sales Agent for certain specified expenses. As of June 30, 2024, we have sold 3,787,976 Ordinary Shares pursuant to the ATM Facility, having aggregate gross proceeds of $5,035 thousand and aggregate net proceeds of $4,727 thousand.